Exhibit 10.17

MEET-ME ROOM MANAGEMENT AGREEMENT

THIS MEET-ME ROOM MANAGEMENT AGREEMENT (this “Agreement”) is made and entered into as of the 1st day of December, 2007, by and between DIGITAL REALTY TRUST, L.P., a Delaware limited partnership (“DLR”) and the Affiliates of DLR listed on the signature page of this Agreement (each, a “DLR Affiliate” and collectively, the “DLR Affiliates”; DLR and the DLR Affiliates are hereinafter referred to individually as a “DLR Party” and collectively as the “DLR Parties”), and The telx Group, Inc., a Delaware corporation (“telx”) and the Affiliates of telx listed on the signature page of this Agreement (each, a “telx Affiliate” and collectively, the “telx Affiliates”; telx and the telx Affiliates are hereinafter referred to individually as a “telx Party” and collectively as the “telx Parties”).

W I T N E S S E T H:

A. Each DLR Affiliate is the owner of a building described in Exhibit “A” attached hereto (each, a “MMR Building” and collectively, the “MMR Buildings”).

B. The DLR Affiliates and the telx Affiliates have each entered into a MMR Lease described in Exhibit “B” attached hereto, covering the entire meet me room premises (each, a “Meet- Me Room”) in each MMR Building more particularly described therein.

C. The DLR Parties and the telx Parties desire to set forth their agreement with respect to the appointment of the telx Affiliates as agent for the DLR Affiliates for certain Meet-Me Room management services to be provided to the Retained MMR Tenants and other matters more particularly described herein.

D. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the MMR Leases.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the DLR Parties and the telx Parties, intending to be legally bound, hereby agree as follows:

ARTICLE 1: APPOINTMENT, TERM AND AUTHORITY

1.1 Appointment. Commencing on December 1, 2007 (“Management Commencement Date”), each tel x Affiliate shall provide Meet-Me Room management services (the “MMR Management Services”) to the Retained MMR Tenants listed by location on Exhibit “C” attached hereto to the extent provided in this Agreement. The MMR Management Services shall be comprised of (i) billing and collecting rent, fees and other charges payable to the DLR Landlord for space in the Meet-Me Room pursuant to the Retained MMR Tenants’ leases, and (ii) enforcement of Meet-Me

Room rules and regulations (the “Meet-Me Room Rules & Regulations”) approved by the DLR Landlord and attached hereto as Exhibit “D”. As soon as practicable after the execution and delivery of this Agreement by the parties, the DLR Affiliate and the telx Affiliate shall send a joint notice letter, a copy of which is attached hereto as Exhibit “E” (the “Notice Letter”) to all Retained MMR Tenants designating the telx Affiliate as the DLR Affiliate’s agent for the purpose of providing the MMR Management Services to the Retained MMR Tenants. The Notice Letter shall direct the Retained MMR Tenants to henceforth send all payments of rent and other payments due the DLR Affiliate for space in the Meet-Me Room pursuant to the Retained MMR Tenants’ leases (“MMR Tenant Payments”) to the telx Affiliate. On or before the twentieth (20th) day of each calendar month during the Term of this Agreement, the telx Affiliate shall provide the DLR Affiliate with a report (the “Monthly Report”) of all MMR Tenant Payments received for the prior calendar month. The Monthly Report shall set forth in separate categories (1) the MMR Tenant Payments payable by each Retained MMR Tenant pursuant to the terms of the Retained MMR Tenant’s lease, (2) the amounts collected from each Retained MMR Tenant (the “Collected MMR Tenant Payments”), and (3) if a Collected MMR Tenant Payment includes an amount payable for space within the Meet-Me Room (the “MMR Rent”) and an amount payable for space and other rights outside the Meet-Me Room (the “Non-MMR Rent”), the Collected MMR Tenant Payment shall reflect the portion which is MMR Rent and the portion which is Non-MMR Rent. For example, if a Retained MMR Tenant leases a cabinet in the Meet-Me Room at a monthly rental of $300.00 and leases space outside the Meet-Me Room at a monthly rental of $1,000.00 and the MMR Tenant Payment from such Retained MMR Tenant is $1,300.00, the Monthly Report will reflect a Collected MMR Tenant Payment of $1,300.00 with $300.00 as MMR Rent and $1,000.00 as Non-MMR Rent. All Non-MMR Rent shall be paid to the DLR Affiliate along with the delivery of the Monthly Report. All MMR Rent shall be retained by the telx Affiliate. Notwithstanding anything in the MMR Leases to the contrary, the telx Affiliates shall not receive a credit against Base Rent and Percentage Rent for the MMR Rent paid to the telx Affiliates pursuant to this Agreement.

1.2 Term. The term (“Term”) of this Agreement shall commence on the Management Commencement Date and shall expire with respect to each MMR Building on the earlier date (the “Expiration Date”) to occur of (i) the date the MMR Lease expires or terminates, (ii) the date the telx Affiliate’s right to possess its Tenant Space is terminated pursuant to its MMR Lease, or (iii) the date the last Retained MMR Lease is transferred to the telx Affiliate, expires or otherwise is terminated, unless this Agreement is terminated earlier as provided herein or at law.

1.3 Termination. This Agreement as it relates to a MMR Building may be terminated by the DLR Affiliate or the tel x Affiliate at any time during the Term hereof without cause upon written notice to the other party effective on the date specified in such notice, but not less than ninety (90) days after the date of such notice, except if the DLR Affiliate shall sell or transfer, directly or indirectly, its interest in the MMR Building, in which event the effective date of termination shall be the closing date of such sale or transfer of the MMR Building regardless of the date of delivery of such notice. Upon an event of default by a party which is not cured within ten (10) business days following delivery of written notice of such default to the defaulting party, this Agreement as it relates to the applicable MMR Building may be terminated by the non-defaulting party. In the event of termination, the telx Affiliate shall effect an immediate and orderly transfer of the management of the Retained MMR Tenants to the DLR Affiliate or to an agent designated by the DLR Affiliate or to the new owner of the MMR Building, as the case may be, prior to the effective date of such termination.

On the effective date of a termination or expiration of this Agreement, the telx Affiliate shall promptly deliver to the DLR Affiliate, any and all MMR Tenant Payments held by the telx Affiliate with respect to the MMR Building. The telx Affiliate shall also deliver to the DLR Affiliate any MMR Tenant Payments received by the telx Affiliate after the date of termination or expiration. The telx Affiliate shall deliver to the DLR Affiliate a final accounting (prepared in accordance with the provisions of this Agreement) up to and including the effective date of the termination or expiration within thirty (30) days after such effective date of termination or expiration. No further services shall be performed by the telx Affiliate under this Agreement after the effective date of a termination or expiration, except that the telx Affiliate shall cooperate to accomplish an orderly transfer of the management of the Retained MMR Tenants to the DLR Affiliate or to any entity designated by the DLR Affiliate. The foregoing terms shall survive the expiration or earlier termination of this Agreement. If either party terminates this Agreement pursuant to an event of default by the other party, the party so terminating may exercise any and all remedies available at law or in equity for breach of contract, unless and to the extent expressly limited herein.

1.4 Limitation of Authority. Notwithstanding any provision of this Agreement to the contrary, no telx Party shall without the prior written approval of a DLR Party institute or defend lawsuits or other legal or arbitration or mediation proceedings on behalf of any DLR Party without such DLR Party’s written approval.

ARTICLE 2: ACCOUNTING AND FINANCIAL MATTERS

2.1 Books and Records. The telx Affiliate shall keep for the DLR Affiliate and make available for review at the MMR Building upon reasonable prior written notice, account books and records related to the MMR Tenant Payments pursuant to commercially reasonable methods and systems and in a reasonable form to permit the DLR Affiliate to confirm the accuracy of the Monthly Reports. The DLR Affiliate shall have the right, within eighteen (18) months after receiving an accounting from the telx Affiliate, to audit the telx Affiliate’s books and records relating to such accounting. Such audit shall be conducted only during regular business hours of the telx Affiliate at the applicable MMR Building and only after the DLR Affiliate gives the telx Affiliate five (5) business days written notice. Upon the effective date of expiration or termination of this Agreement, all such books and records shall be promptly turned over to the DLR Affiliate.

ARTICLES 3: COMPENSATION

3.1 Management Fee. In consideration for all services to be provided by a telx Affiliate under this Agreement, the telx Affiliate shall be paid a management fee (the “Management Fee”) in the amount of one percent (1%) of the MMR Rent actually collected by the telx Affiliate. The Management Fee shall be payable monthly, one month in arrears (based upon the MMR Rent collections for the preceding calendar month).

ARTICLE 4: INDEMNIFICATION

4.1 Indemnification. The telx Parties shall indemnify, defend and hold the DLR Parties harmless from and against Claims asserted by Retained MMR Tenants resulting from, incidental to, or in connection with the telx Affiliates’ management or enforcement of the Retained MMR Leases. The

DLR Parties shall indemnify, defend and hold the telx Parties harmless from and against Claims asserted by Retained MMR Tenants resulting from, incidental to, or in connection with the DLR’s Parties’ negligence or willful misconduct in the performance of its obligations under this Agreement.

ARTICLES 5: NOTICES

5.1 Any notice which may or shall be given under the provisions of this Agreement shall be in writing and may be delivered by (i) by hand delivery or personal service, (ii) by a reputable overnight courier service which provides evidence of delivery, or (iii) by telecopy (so long as a confirming copy is forwarded by a reputable overnight courier service within twenty-four (24) hours thereafter), if for a DLR Party, to:

Digital Realty Trust, L.P.
2323 Bryan Street
Suite 2350
Dallas, TX 75201
Attn: Glenn Benoist
Fax No. (214)231-1345

or if for a telx Party, to:

The tel[x] Group, Inc.
1 State Street
12th Floor
New York, New York 10004
Attention: J. Todd Raymond
Fax No. (212)480-8384

or at such other addresses as either party may have theretofore specified by written notice delivered in accordance herewith. Such address may be changed from time to time by either party by giving notice as provided herein. Notice shall be deemed given, (a) when delivered (if delivered by hand or personal service), (b) if sent by a reputable overnight courier service, on the business day immediately following the business day on which it was sent, or (c) the date the telecopy is transmitted.

5.2 A copy of any notice a telx Party may give to a Retained MMR Tenant regarding a default by the Retained MMR Tenant shall be simultaneously sent to DLR in accordance with Section 5.1 above with an additional copy sent to:

Stutzman, Bromberg, Esserman & Plifka
2323 Bryan Street, Suite 2200
Dallas, Texas 75201
Attention: Van J. Hooker

ARTICLE 6: GENERAL

6.1 This Agreement may not be assigned by the telx Parties nor shall the telx Parties delegate any of their duties hereunder without the DLR Parties’ prior written consent.

6.2 If any provision of this Agreement is determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement shall not be affected thereby.

6.3 If any telx Party or DLR Party initiates any litigation, mediation, arbitration or other proceeding regarding the enforcement, construction or interpretation of this Agreement, then the non-prevailing party shall pay the prevailing party’s attorneys’ fees and costs (including, without limitation, all expense reimbursements, expert witness fees and litigation costs).

6.4 IN ORDER TO LIMIT THE COST OF RESOLVING ANY DISPUTES BETWEEN THE PARTIES, AND AS A MATERIAL INDUCEMENT TO EACH PARTY TO ENTER INTO THIS AGREEMENT, TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HERETO EXPRESSLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY TRIAL HELD AS A RESULT OF A CLAIM ARISING OUT OF, IN CONNECTION WITH, OR IN ANY MANNER RELATED TO THIS AGREEMENT IN WHICH ANY DLR PARTY AND ANY TELX PARTY ARE ADVERSE PARTIES. THE FILING OF A CROSS-COMPLAINT BY ONE AGAINST THE OTHER IS SUFFICIENT TO MAKE THE PARTIES “ADVERSE.”

6.5 The headings of the Articles and Sections of this Agreement are for convenience only and do not define, limit or construe the contents thereof. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. Each of the parties hereto acknowledges that it has read and reviewed this Agreement and that it has had the opportunity to confer with counsel in the negotiation of this Agreement. Accordingly, this Agreement shall be construed neither for nor against party hereto, but shall be given a fair and reasonable interpretation in accordance with the meaning of its terms and the intent of the parties. In all instances where any party is required to pay any sum or do any act at a particular indicated time or within an indicated period, it is understood that time is of the essence. Any obligations of any party accruing prior to the expiration of this Agreement shall survive the termination of this Agreement, and such party shall promptly perform all such obligations whether or not this Agreement has expired.

6.6 This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles.

6.7 This Agreement, along with any exhibits and attachments or other documents referred to herein, all of which are hereby incorporated into this Agreement by this reference, constitutes the entire and exclusive agreement between the parties hereto relating to the subject matter hereof, and each of the aforementioned documents may be altered, amended or revoked only by an instrument in writing signed by the party to be charged thereby. All prior or contemporaneous oral agreements, understandings and/or practices relative to the subject matter hereof are merged herein or revoked hereby.

6.8 The persons executing this Agreement on behalf of each party hereto represent to each other party hereto that they are duly authorized to execute and deliver this Agreement pursuant to their respective by-laws, operating agreement, resolution or other legally sufficient authority. Further, each party hereto and the persons executing this Agreement on their behalf represent to each other party hereto that (i) if it is a partnership, the undersigned are all of its general partners, (ii) it has been validly formed or incorporated, (iii) it is duly qualified to do business in the state in which its MMR Premises is located, and (iv) this Agreement is being executed on its behalf and for its benefit.

6.9 Except as otherwise provided in this Agreement, all of the covenants, conditions and provisions of this Agreement shall be binding upon, and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives and permitted successors and assigns.

6.10 No other entity other than the DLR Parties and the telx Parties is or shall be entitled to bring any action to enforce any provision of this Agreement. The provisions of this Agreement are solely for the benefit of and shall be enforceable only by the DLR Parties and the telx Parties and their respective successors and assigns as permitted hereunder.

6.11 This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which shall constitute one and the same Agreement. Each party hereto agrees that the delivery of an executed copy of this Agreement by facsimile shall be legal and binding and shall have the same full force and effect as if an original executed copy of this Agreement had been delivered.

6.12 Each party hereto agrees that (i) the terms and provisions of this Agreement are confidential and constitute proprietary information of the parties hereto and (ii) it shall not disclose, and it shall cause its partners, officers, directors, shareholders, employees, brokers and attorneys to not disclose any term or provision of this Agreement to any other person without first obtaining the prior written consent of the other party, except that each party shall have the right to disclose such information for valid business, legal and accounting purposes.

6.13 All of the terms and conditions of all of the Exhibits to this Agreement are hereby incorporated into this Agreement.

[Signatures on following page]

IN WITNESS WHEREOF, the telx Parties and the DLR Parties have executed this agreement as of the date first above written.

The tel[x] Group, Inc., a Delaware corporation

By:	/S/ CHRISTOPHER DOWNIE
Name:	Christopher Downie
Title:	Chief Financial Officer

tel[x] – San Francisco, LLC, a Delaware limited liability company

By:	/s/ J. TODD RAYMOND
Name:	J. Todd Raymond
Title:	President

tel[x] – Chicago Lakeside, LLC, a Delaware limited liability company

By:	/s/ J. TODD RAYMOND
Name:	J. Todd Raymond
Title:	President

tel[x] – Los Angeles, LLC, a Delaware limited liability company

By:	/s/ J. TODD RAYMOND
Name:	J. Todd Raymond
Title:	President

tel[x] – Dallas, LLC, a Delaware limited liability company

By:	/s/ J. TODD RAYMOND
Name:	J. Todd Raymond
Title:	President

tel[x] – Charlotte, LLC, a Delaware limited liability company

By:	/s/ J. TODD RAYMOND
Name:	J. Todd Raymond
Title:	President

tel[x] – Santa Clara, LLC, a Delaware limited liability company

By:	/s/ J. TODD RAYMOND
Name:	J. Todd Raymond
Title:	President

tel[x] – Weehawken, LLC, a Delaware limited liability company

By:	/s/ J. TODD RAYMOND
Name:	J. Todd Raymond
Title:	President

tel[x] – Phoenix, LLC, a Delaware limited liability company

By:	/s/ J. TODD RAYMOND
Name:	J. Todd Raymond
Title:	President

DIGITAL REALTY, L.P.,
a Maryland limited partnership

By:	Digital Realty, Inc., a Maryland corporation, its general partner

By:/s/ Glenn H. Benoist, Sr.
	Name:	Glenn H. Benoist, Sr.
	Its:	Vice President

200 PAUL, LLC, a Delaware limited liability company

By:	200 Paul Holding Company, LLC,
a Delaware limited liability company, Its Member and Manager

By:	Digital Realty Trust, L.P.,
a Maryland limited partnership, its Member and Manager

By:	Digital Realty Trust, Inc., a Maryland corporation, its General Partner

By:/s/ Glenn H. Benoist, Sr.
Name: Glenn H. Benoist, Sr.
Its: Vice President

DIGITAL LAKESIDE, LLC, a Delaware limited liability company

By:	Digital Lakeside Holding Company, LLC, a Delaware limited liability company Its Member and Manager

By:	Digital Realty Trust, L.P., a Maryland limited partnership, Its Member and Manager

By:	Digital Realty, Inc., a Maryland corporation, Its General partner

By:	/s/ Glenn H. Benoist, Sr.
Name:	Glenn H. Benoist, Sr.
Its:	Vice President

GIP 7TH STREET, LLC, a Delaware limited liability company

By:	GIP 7th Street Holding Company, LLC, a Delaware limited liability company, Its Member and Manager

By:	Digital Realty Trust, L.P., a Maryland limited partnership, Its Member and Manager

By:	Digital Realty Trust, Inc., a Maryland corporation, Its General Partner

By:	/s/ Glenn H. Benoist, Sr.
Name:	Glenn H. Benoist, Sr.
Its:	Vice President

DIGITAL – BRYAN STREET PARTNERSHIP, L.P.,
a Texas limited partnership

By:	DRT – Bryan Street, LLC, a Delaware limited liability company, its general partner

By:	Digital Realty Trust, L.P., a Maryland limited partnership, its Member and Manager

By:	Digital Realty Trust, Inc., a Maryland corporation, Its General Partner

By:	/s/ Glenn H. Benoist, Sr.
Name:	Glenn H. Benoist, Sr.
Its:	Vice President

DIGITAL 113 N. MYERS, LLC,
a Delaware limited liability company

By:	Digital Realty Trust, L.P., a Maryland limited partnership, its Member and Manager

By:	Digital Realty Trust, Inc., a Maryland corporation, its General Partner

By:	/s/ Glenn H. Benoist, Sr.
Name:	Glenn H. Benoist, Sr.
Its:	Vice President

1100 SPACE PARK LLC,
a Delaware limited liability company

By:	1100 Space Park Holding Company, LLC, a Delaware limited liability company, its Sole Member

By:	Digital Realty Trust, L.P., a Maryland limited partnership, its Sole Member

By:	Digital Realty Trust, Inc., a Maryland corporation, its General Partner

By:	/s/ Glenn H. Benoist, Sr.
Name:	Glenn H. Benoist, Sr.
Its:	Vice President

GLOBAL WEEHAWKEN ACQUISITION COMPANY, LLC,
a Delaware limited liability company

By:	Global Weehawken Holding Company, LLC, a Delaware limited liability company, its Sole Member

By:	Digital Realty Trust, L.P., a Maryland limited partnership, its Member and Manager

By:	Digital Realty Trust, Inc., a Maryland corporation, Its General Partner

By:	/s/ Glenn H. Benoist, Sr.
Name:	Glenn H. Benoist, Sr.
Its:	Vice President

DIGITAL PHOENIX VAN BUREN, LLC,
a Delaware limited liability company

By:	Digital Realty Trust, L.P., a Maryland limited partnership, its sole Member and Manager

By:	Digital Realty Trust, Inc., a Maryland corporation, Its General Partner

By:	/s/ Glenn H. Benoist, Sr.
Name:	Glenn H. Benoist, Sr.
Its:	Vice President